SATURNA INVESTMENT TRUST
Saturna Sustainable Equity Fund

Supplement dated December 31, 2015 to the
Summary Prospectus dated March 27, 2015

The following paragraph replaces the paragraph under the section titled "Portfolio Manager" on page 3 of the Summary Prospectus:

Portfolio Managers

Mr. Nicholas Kaiser, MBA, CFA, chairman of Saturna Capital Corporation, is the portfolio manager responsible for the day-to-day management of the Saturna Sustainable Equity Fund. Mr. Peter Nielsen, MBA, CFA, portfolio manager and senior investment analyst, is the deputy portfolio manager for the Fund. Mr. Kaiser and Mr. Nielsen have been the portfolio managers since 2015.

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